UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05339)

Concorde Funds, Inc.
(Exact name of registrant as specified in charter)

8383 Preston Center Plaza
Suite 360
Dallas, TX 75225
(Address of principal executive offices) (Zip code)

Gary B. Wood, President
8383 Preston Center Plaza, Suite 360 Dallas, TX 75225
(Name and address of agent for service)

(972)-701-5400
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2022

Date of reporting period:  March 31, 2022

Item 1. Reports to Stockholders.

(a)

A NO-LOAD
MUTUAL FUND

SEMI-ANNUAL REPORT
Dated March 31, 2022
(Unaudited)

Dear Shareholders,

Concorde Wealth Management Fund (the “Fund” or “CONWX”), managed by Concorde Investment Management, produced a net return of 5.38% for the six months ended March 31, 2022, and 7.62% for the 12 months ending that same date.  Additionally, this compared to the various equity, fixed income and blended indices below. The Fund continued to transition to the new balanced objective that became effective during late summer 2016, adding new private equity exposure during the last 6 months. Asset allocations as of March 31, 2022, were approximately 64.9% equities, including 8.0% in private equity, 18.0% in fixed income and cash equivalents and 17.1% in defensive/non-equity market correlated securities.

			Annualized	Annualized
	Six Months Ended	1 Year Ended	5 Year Ended	10 Year Ended
	March 31, 2022	March 31, 2022	March 31, 2022	March 31, 2022
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Concorde Wealth Management Fund	5.38%	7.62%	9.45%	8.34%
Concorde Wealth Management
Blended Index	0.60%	3.24%	5.96%	6.43%
Bloomberg US Aggregate
Bond Index	-5.92%	-4.15%	2.14%	2.24%
Russell 1000 Value Index	6.98%	11.67%	10.29%	11.70%

Note: The Concorde Wealth Management Blended Index consists of 45% equities represented by the Russell 1000 Value Index, 45% bonds represented by the Bloomberg Intermediate Aggregate Bond Index, 5% short-term investments represented by Bank of America Merrill Lynch 1-3 Year U.S. Treasuries, and 5% commodities represented by Bloomberg U.S. Treasury Inflation Protection Security. The Bloomberg U.S. Aggregate Bond Index measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book rations and lower forecasted growth values.

Sector and Stock Performance Discussion

In this discussion we will highlight sectors and individual holdings which either enhanced or detracted from performance for the Fund during the year ended March 31, 2022.

The performance of individual stocks and sectors varied widely for the Fund’s first half, but collectively helped the public equities holdings to outperform the large cap-oriented benchmarks (S&P 500, NASDAQ) and perform close to the Russell 1000 Value Total Return Index, one of the Fund’s benchmarks.

Finance & Insurance

JP Morgan Chase, the single Fund holding, lost 16% as financials were one of the few value sectors to underperform. JP Morgan Chase stock loss was greater than the sector. Reported results from the company were good but the investors appear to be concerned with potential economic weakness and the reduction in income from lower mortgage activity. The short-term issue that caused weakness was the bank announced their return on equity targets would be difficult to hit given the rising cost of labor for their workforce.

Health Care

Encompass Health Corporation lost around 5% on a total return basis although reported results were as expected. A well-known activist investor has taken a position and is encouraging the company to split into the two primary business units.

Information

Of the four holdings as of March 31, Discovery and Microsoft had gains and Comcast and Lumen Technologies had losses for the period. Lumen and Comcast are both struggling modestly with revenue growth in key segments although both generate significant cash flow. Discovery will merge with the Warner Brothers entertainment business of AT&T soon after the period end and will become one of the larger streaming and global content providers. The combined business will start the new era with significant debt but should generate cash flow to deleverage over the next two years to a sustainable long-term level. Microsoft, one of the largest Fund positions, continues to report consistent revenue and profit growth, particularly in the cloud business, however the stock has cooled with the growth stock weakness after a large surge from 2019-2021. We modestly trimmed our position but believe it still represents good value at current prices.

Manufacturing

Holdings for CONWX in the manufacturing category includes companies in various sectors and performance was broadly positive. Johnson & Johnson, Moderna and AbbVie are healthcare investments. AbbVie returned over 50% and Johnson & Johnson had an 8% total return. Moderna dropped over 50% as the stock corrected from the large rise resulting from investor euphoria over the breakthrough vaccine. Prospects for future applications using their new technology appear significant and provides investment upside.

Fortune Brands Home and new investment Louisiana Pacific both contributed modest losses as investors began to discount the possible impact of higher mortgage and interest rates on home improvement and repair spending. Exxon Mobil gained over 40% as higher commodity prices and increased demand for other products that the integrated company produces helped drive large earnings and cash flow increases.

Northrop Grumman and Hershey Company had total return gains between 20 and 30%. Northrop rose as prospects for defense spending globally increased and Hershey continued to report very good results.

DuPont and Hubbell contributed single digit gains as DuPont continued to focus on the remaining specialty chemicals and material science businesses after separating from Dow DuPont and Hubbell is beginning to benefit from the increasing electrification and growing reindustrialization in North America.

Mining, Quarrying and Oil & Gas

This sector of fund holdings was a major reason that the Fund was able to come close or exceed performance of equity indices despite exposure to fixed income which had negative total returns. Each investment in this group had positive returns during the first half, ranging from up 5% for new holding to up 55% for leading Permian basin oil producer Pioneer Natural Resources. Pioneer, Blackstone Minerals along with Texas Pacific Land Corp., have benefited from rapidly firming energy commodity pricing. Holdings Blackstone, Dorchester Minerals and Kimbell Royalty Partners all are

benefitting from higher oil and gas pricing while structured as royalty owners and not active operators in their regions of interest. Martin Marietta Materials is a leading aggregates, cement and asphalt provider in the U.S. and Canada. The stock rose 12% as activity rebounded from slower 2020 activity and the initial signs of reindustrialization and reshoring led to increased infrastructure spending.

Real Estate, Rental & Leasing

The Howard Hughes Corporation, the single non-REIT real estate asset holding in the Fund, rose almost 20% as rising inflation buoyed existing hard asset values and investors perceived the future development pipeline as a good inflation hedge. The master planned communities that Howard Hughes owns also should excel in the current tight single family housing market.

Retail Trade

The retail trade holdings cover various consumer segments in addition to the commercial cloud business that is now a large part of Amazon’s revenues. Results for this group were quite modest as Lowe’s stock was flat after strong recent performance and TJX Companies and Amazon contributed single digit losses. TJX is benefitting from consumers getting back to brick-and-mortar shopping which is particularly relevant for the ever-changing TJX value product mix. Amazon is still generating strong revenue growth but is struggling with productivity and free cash flow generation as employment and capital spending have surged over the last two years.

Transportation & Warehousing

The single transportation investment, Canadian Pacific Railway, was a result of the acquisition of our Kansas City & Southern Rail position previously held by the Fund. The Fund received cash and Canadian Pacific stock and we are holding the reduced position for now. We believe the merged North American rail routes are strategically placed and are considering increasing the holding at an attractive price level.

Equity Options

The Fund increased activity in the covered call and put strategies envisioned at the transition to a diversified wealth management strategy in 2016. Two basis strategies are used to generate additional income and provide more attractive entry purchase prices for equity positions. The economic impact to the Fund for the 6 months ending March 31, 2022, approximates $96,000.

Position Changes – Equities

During the six-month period ending March 31, 2022, the following were new and closed out positions:

New Purchases	Sales
Bunge Ltd.	Vivendi SE
Black Stone Minerals, LP
Canadian Pacific Railway

Closed-End Funds

The PIMCO Flexible Credit Income Fund was down around 4% for the first half including distributions as rising rates and spreads affected bot the public and private investments in the Fund. Credit quality remains good in the Fund and the cash distributions remain significant at approximately 8-9% of current market pricing. The Pioneer ILS fund was up 1.46% YTD.  Recall that fund invests primarily in insurance-linked securities (“ILS”) and is meant to be uncorrelated with broader markets.  Given the performance YTD of broader markets, it is performing as expected.

Open-End Funds

Cohen & Steers Institutional Realty fund, a domestically focused investor in public traded real estate securities, returned 9% as the broadly strengthening market and prospects for appreciation during higher inflation outweighed higher interest rates. The Morgan Stanley Global Fixed Income Opportunities strategy includes a mix of government, corporate and asset backed instruments and is actively managed to take advantage of shorter-term market trends and opportunities. The total return for the period was a negative 4% as both widening credit spreads and higher yields across all maturities weighed on performance. These returns were relatively good compared to global, medium maturity-based indices.

Private Funds

The Fund’s investment in LLR Partners fund 5 continues to perform well.  The investment has produced a 22.2% IRR and 1.6x total value to paid in capital as of 3/31/22 over the life of the investment and is up 9.1% over the 6 months ending 3/31/22.  They currently have made 25 investments in the Fund and realized 3 of those.  They generally value their investments on a five-year discounted cash flow and use terminal value exit multiples reflecting industry comparables, in addition to utilizing a 25% discount rate, which represents the risk they see in a typical portfolio company achieving its financial projections.

The SPAC Opportunity Partners, LLC investment is up 10.3% over the last 6 months however there are concerns in the broader SPAC market.  As a reminder, the Fund’s investment in the SPAC Opportunity Partners Fund is at the Sponsor level rather than in a specific individual company.  The investment has multiple opportunities within media and education, technology, and space.

The other private related investments were in LRV Health, Moran Tice, and RCP Select Capital Fund.  There did not contribute materially to the performance of the Fund over the time frame discussed.

Corporate Bonds

The shorter term corporate and preferred investments in the Fund mostly had low single digit total return losses, mirroring the credit market trend. Outliers include the BP Capital Markets 4.875% Preferred which was down over 6% as a result of a longer fixed to float time period and the JP Morgan 3.625% Preferred, up 1%, which has already transitioned to a floating rate dividend.  The Qurate Retail Fixed 8.00% Preferred dropped 16% as concerns over retail and the longer-term nature of its fixed rate structure weighed on performance.

Thank you for your continued support.  We will continue to strive for the highest professional standards of performance and stewardship in the management of the Fund.

Best regards,

Gregory B. Wood
Managing Director
Concorde Investment Management

Gary B. Wood
Managing Director
Concorde Investment Management

John A. Stetter
Managing Director
Concorde Investment Management

CONCORDE WEALTH MANAGEMENT FUND
PORTFOLIO HOLDINGS BY SECTOR

March 31, 2022 (Unaudited)

The portfolio’s holdings and allocations are subject to change.  The percentages are of net assets as of March 31, 2022. Percentages expressed exclude written options.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF INVESTMENTS IN SECURITIES

March 31, 2022 (Unaudited)

		Fair	Percent of
	Shares	Value	Net Assets
COMMON STOCKS - 57.92%
FINANCE & INSURANCE
JPMorgan Chase & Co.	5,100	$695,232	1.73%

HEALTH CARE
Encompass Health Corp.	9,500	675,545	1.68

INFORMATION
Comcast Corp. - Class A	12,300	575,886	1.44
Discovery, Inc. - Class C (a)	24,250	605,523	1.51
Lumen Technologies, Inc.	45,000	507,150	1.26
Microsoft Corp.	4,100	1,264,071	3.15
		2,952,630	7.36
MANUFACTURING
AbbVie, Inc.	5,700	924,027	2.30
Bunge Ltd. - ADR (b)	7,050	781,210	1.95
DuPont de Nemours, Inc.	10,000	735,800	1.83
Exxon Mobil Corp.	8,800	726,792	1.81
Fortune Brands Home & Security, Inc.	7,000	519,960	1.30
Hanesbrands, Inc.	37,000	550,930	1.37
Hubbell, Inc.	2,400	441,048	1.10
Johnson & Johnson	5,300	939,319	2.34
Louisiana-Pacific Corp.	6,200	385,144	0.96
Moderna, Inc. (a)	2,500	430,650	1.07
Northrop Grumman Corp.	1,000	447,220	1.12
The Hershey Co.	2,990	647,724	1.61
		7,529,824	18.76
MINING, QUARRYING & OIL & GAS EXTRACTION
Black Stone Minerals LP	38,668	520,471	1.30
Dorchester Minerals, LP	23,500	609,825	1.52
Franco-Nevada Corp. - ADR (b)	5,600	893,312	2.23
Kimbell Royalty Partners, LP	31,000	504,060	1.26
Martin Marietta Materials, Inc.	1,100	423,378	1.06
Pioneer Natural Resources Co.	4,750	1,187,642	2.96
Schlumberger Ltd. - ADR (b)	16,200	669,222	1.67
Texas Pacific Land Corp.	1,925	2,602,812	6.49
		7,410,722	18.49

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

March 31, 2022 (Unaudited)

		Fair	Percent of
	Shares	Value	Net Assets
COMMON STOCKS (continued)
REAL ESTATE & RENTAL & LEASING
The Howard Hughes Corp. (a)	7,500	$777,075	1.94%

RETAIL TRADE
Amazon.com, Inc. (a)	235	766,088	1.91
Lowe’s Companies, Inc.	4,000	808,760	2.02
The TJX Companies, Inc.	9,000	545,220	1.36
		2,120,068	5.29
TRANSPORTATION AND WAREHOUSING
Canadian Pacific Railway Ltd. - ADR (b)	4,614	380,840	0.95

UTILITIES
Kinder Morgan, Inc.	36,500	690,215	1.72
TOTAL COMMON STOCKS (Cost $12,876,397)		23,232,151	57.92

PREFERRED STOCKS - 0.64%
PROFESSIONAL, SCIENTIFIC,
& TECHNICAL SERVICES
Qurate Retail, Inc.	3,000	258,030	0.64
TOTAL PREFERRED STOCKS (Cost $289,967)		258,030	0.64

EXCHANGE TRADED FUNDS - 7.86%
JPMorgan Ultra-Short Income ETF	22,000	1,105,940	2.76
PIMCO Enhanced Short Maturity
Active Exchange-Traded Fund	9,000	901,440	2.25
Sprott Physical Gold Trust(a)(b)	74,500	1,145,065	2.85
TOTAL EXCHANGE TRADED FUNDS (Cost $2,787,654)		3,152,445	7.86

CLOSED-END FUNDS - 3.51%
PIMCO Flexible Credit Income Fund - Institutional Class (e)	47,619	422,861	1.05
Pioneer ILS Interval Fund (e)	117,583	981,816	2.46
TOTAL CLOSED-END FUNDS (Cost $1,640,000)		1,404,677	3.51

OPEN-END FUNDS - 1.83%
Cohen & Steers Institutional Realty Shares	6,784	375,784	0.94
Morgan Stanley Global Fixed Income
Opportunities Fund - Institutional Class	65,333	357,369	0.89
TOTAL OPEN-END FUNDS (Cost $639,125)		733,153	1.83

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

March 31, 2022 (Unaudited)

	Capital	Fair	Percent of
	Contributions	Value	Net Assets
PRIVATE FUNDS - 7.97%
LLR Equity Partners V, L.P. (d)(e)	920,000	$1,143,457	2.85%
LRVHealth, L.P. (d)(e)	312,500	398,862	0.99
Moran Tice 20:20 Fund, L.P. (a)(d)(e)	250,000	265,843	0.66
RCP Select Capital Fund, L.P. (a)(d)(e)	400,000	400,000	1.00
SPAC Opportunity Partners, LLC - Class A (a)(d)(e)	1,000,000	989,408	2.47
TOTAL PRIVATE FUNDS (Cost $2,749,382)		3,197,570	7.97

	Shares
REITS - 2.24%
FINANCE & INSURANCE
Medical Properties Trust, Inc.	22,000	465,080	1.16

REAL ESTATE & RENTAL & LEASING
First Industrial Realty Trust, Inc.	7,000	433,370	1.08
TOTAL REITS (Cost $551,146)		898,450	2.24

	Principal
	Amounts
CORPORATE BONDS - 2.57%
FINANCE & INSURANCE
AerCap Ireland Capital DAC / AerCap Global
Aviation Trust, 3.300%, 01/23/2023 (b)	100,000	100,299	0.25
Discover Financial Services, 3.850%, 11/21/2022	200,000	202,459	0.50
JPMorgan Chase & Co., 3.534% to 7/1/2022 then
3 Month LIBOR USD + 3.320%, Perpetual (f)(g)	175,000	174,344	0.43
		477,102	1.18
INFORMATION
Fiserv, Inc., 3.500%, 10/01/2022	200,000	200,832	0.50

MANUFACTURING
Motorola Solutions, Inc., 7.500%, 05/15/2025	50,000	55,581	0.15

MINING, QUARRYING & OIL & GAS EXTRACTION
BP Capital Markets PLC, 4.875% to 06/22/2101
5 Year CMT Rate + 4.398%, Perpetual (b)(f)(g)	150,000	150,375	0.37
Freeport-McMoRan, Inc., 4.125%, 03/01/2028	150,000	149,846	0.37
		300,221	0.74
TOTAL CORPORATE BONDS (Cost $1,044,251)		1,033,736	2.57

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

March 31, 2022 (Unaudited)

	Principal	Fair	Percent of
	Amounts	Value	Net Assets
U.S. GOVERNMENT OBLIGATIONS - 4.96%
UNITED STATES TREASURY NOTE
2.250%, 11/15/2024	2,000,000	$1,989,141	4.96%
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $2,024,109)		1,989,141	4.96

SHORT-TERM INVESTMENTS - 8.88%
UNITED STATES TREASURY BILL
0.631%, 08/18/2022	1,000,000	996,770	2.49

MONEY MARKET FUNDS
Invesco Government & Agency Portfolio -
Institutional Class, 0.25% (c)	561,176	561,176	1.40
Morgan Stanley Institutional Liquidity Fund Government
Portfolio - Institutional Class, 0.23% (c)	2,000,000	2,000,000	4.99
		2,561,176	6.39
TOTAL SHORT-TERM INVESTMENTS (Cost $3,558,756)		3,557,946	8.88

Total Investments (Cost $28,160,787) - 98.38%		39,457,299	98.38
Other Assets in Excess of Liabilities - 1.62%		650,236	1.62
TOTAL NET ASSETS - 100.00%		$40,107,535	100.00
______________

Percentages are stated as a percent of net assets.
ADR American Depositary Receipt
REIT Real Estate Investment Trust
(a)	Presently non-income producing.
(b)	Foreign issued security listed directly on a U.S. securities exchange.
(c)	This security has a fluctuating yield; rate disclosed is the 7-day yield as of March 31, 2022.
(d)	Securities for which market quotations are not readily available are valued at fair value determined by the Advisor. Such values are approved on a quarterly basis by the Board of Directors.
(e)	Restricted securities may be subject to restrictions on disposition imposed by the issuer. At March 31, 2022, restricted securities represented 11.48% of net assets of the Fund.
(f)
Variable rate security; the coupon is based on a reference index and spread. The rate reported is the current rate as of March 31, 2022. After July 1, 2022, LIBOR (London InterBank Offered Rate) may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR.

(g)	Security is a perpetual bond and has no definite maturity date.

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF WRITTEN OPTIONS

March 31, 2022 (Unaudited)

	Notional	Number of	Fair	Percent of
	Amount	Contracts (a)	Value	Net Assets
WRITTEN OPTIONS - (0.05)%
WRITTEN CALL OPTIONS - (0.03)%
AbbVie, Inc.
Expiration: April 2022, Exercise Price: $160.00	$405,275	25	$8,800	0.02%
DuPont de Nemours, Inc.
Expiration: April 2022, Exercise Price: $80.00	183,950	25	375	0.00	%(b)
Exxon Mobil Corp.
Expiration: April 2022, Exercise Price: $83.00	165,180	20	3,820	0.01%
TOTAL WRITTEN CALL OPTIONS
(Premiums received $10,843)			12,995	0.03%

WRITTEN PUT OPTIONS (0.02)%
Hanesbrands, Inc.
Expiration: April 2022, Exercise Price: $15.50	74,450	50	2,800	0.01%
Hubbell, Inc.
Expiration: April 2022, Exercise Price: $180.00	183,770	10	2,450	0.00	%(b)
Lumen Technologies, Inc.
Expiration: April 2022, Exercise Price: $11.50	90,160	80	3,440	0.01%
TOTAL WRITTEN PUT OPTIONS
(Premiums received $8,346)			8,690	0.02%
TOTAL WRITTEN OPTIONS
(Premiums received $19,189)			$21,685	0.05%
______________

(a)	Each contract is equivalent to 100 shares of common stock.
(b)	Amount is less than (0.05)%.

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
STATEMENT OF ASSETS AND LIABILITIES

March 31, 2022 (Unaudited)

ASSETS
Investments in securities, at fair value (cost $28,160,787)	$39,457,299
Cash	1,523
Dividends and interest receivable	775,102
Prepaid expenses	8,683
TOTAL ASSETS	40,242,607
LIABILITIES
Investments in written options, at fair value (premiums received $12,395)	14,891
Investment advisory fee payable	27,157
Investment securities purchased	43,230
Tax payable	105
Accrued audit fees	14,005
Accrued directors fees and expenses	1,069
Accrued other expenses	34,615
TOTAL LIABILITIES	135,072
NET ASSETS	$40,107,535
Composition of Net Assets:
Net capital paid in on shares of capital stock	$28,209,295
Total distributable earnings	11,898,240
NET ASSETS	$40,107,535
Capital shares outstanding	2,060,662
Net asset value, offering price and redemption price per share	$19.46

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
STATEMENT OF OPERATIONS

For the Six Month Period Ended March 31, 2022 (Unaudited)

Investment Income
Dividends (net of foreign withholding taxes of $2,954)	$806,487
Interest	32,217
Total investment income	838,704
Expenses
Investment advisory fees (Note 6)	160,027
Professional fees	22,646
Administration fees (Note 7)	26,116
Sub-transfer agent fees (Note 7)	23,493
Fund accounting fees (Note 7)	12,484
Transfer agent fees (Note 7)	8,740
Printing, postage and delivery	5,341
Insurance expense	2,957
Custody fees (Note 7)	5,585
Directors fees and expenses	1,069
Federal and state registration fees	3,428
Other expenses	6,760
Total expenses	278,646
NET INVESTMENT INCOME	560,058
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments	639,810
Written options	66,110
Capital gain distribution from investment companies	68,651
Net realized gain	774,571
Net change in unrealized appreciation (depreciation) on:
Investments	460,313
Written options	(9,592)
Net change in unrealized appreciation	450,721
NET REALIZED AND UNREALIZED GAIN	1,225,292
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,785,350

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2022	Year Ended
	(Unaudited)	Sep. 30, 2021
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$560,058	$107,784
Net realized gain from investments, written options and
capital gain distributions from investment companies	774,571	1,471,916
Net change in unrealized appreciation
on investments and written options	450,721	5,552,806
Net increase in net assets resulting from operations	1,785,350	7,132,506
DISTRIBUTIONS TO SHAREHOLDERS	(1,428,812)	(1,051,477)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,091,704	8,563,233
Dividends reinvested	1,428,812	1,051,477
Cost of shares redeemed	(1,843,398)	(2,546,881)
Net increase in net assets derived from capital share transactions	677,118	7,067,829
Total increase in net assets	1,033,656	13,148,858
NET ASSETS
Beginning of period	39,073,879	25,925,021
End of period	$40,107,535	$39,073,879
CHANGES IN SHARES OUTSTANDING
Shares sold	56,123	462,212
Shares issued in reinvestment of distributions	74,108	62,925
Shares redeemed	(95,215)	(141,674)
Net increase	35,016	383,463

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	March 31,
	2022(1)	Year Ended September 30,
	(Unaudited)	2021	2020	2019	2018	2017
PER SHARE OPERATING
PERFORMANCE:
(for a share of capital stock outstanding
throughout the period):
Net asset value, beginning of period	$19.29	$15.79	$15.58	$16.49	$15.13	$14.29
Income (loss) from investment operations:
Net investment income (loss)(2)	(0.02)	0.06	0.12	0.09	0.06	(0.04)
Net realized and unrealized gain (loss)
on investment transactions	0.99	4.09	0.44	(0.29)	1.67	0.91
Total from investment operations	0.97	4.15	0.56	(0.20)	1.73	0.87
Less distributions from:
Net investment income	(0.26)	(0.17)	(0.22)	(0.06)	—	—
Net realized gains	(0.54)	(0.48)	(0.13)	(0.65)	(0.37)	(0.03)
Total distributions	(0.80)	(0.65)	(0.35)	(0.71)	(0.37)	(0.03)
Net asset value, end of period	$19.46	$19.29	$15.79	$15.58	$16.49	$15.13
TOTAL RETURN(3)	5.38%	26.61%	3.54%	(0.91)%	11.75%	6.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$40,108	$39,074	$25,925	$25,457	$25,623	$20,591
Ratio of expenses to average net assets	1.39%	1.46%	1.68%	1.68%	1.70%	1.83%
Ratio of net investment income (loss)
to average net assets	2.80%	0.32%	0.77%	0.60%	0.39%	(0.25)%
Portfolio turnover rate	13%	12%	36%	24%	20%	40%
______________

(1)	Other than the ratios of expenses and net investment income (loss) to average net assets, financial highlights have not been annualized.
(2)	Based on average shares outstanding during the year.
(3)	The return for the period does not include adjustments made related to valuation information obtained subsequent to period end.

The accompanying notes are an integral part of these financial highlights.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Nature of Business and Summary of Significant Accounting Policies

NATURE OF BUSINESS

Concorde Wealth Management Fund (the “Fund”) is a diversified separate series of Concorde Funds, Inc. (the “Company”). Each series of the Company is organized as a class of common stock under the Company’s articles of incorporation. The Company was incorporated in the state of Texas in September of 1987, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each capital share in the Fund represents an equal, proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series. The Company may establish multiple series, each of which would be organized as a class of common stock under the Company’s articles of incorporation. The Company presently has no series other than the Fund.

The primary investment objectives of the Fund are to seek total return, from both appreciation of value and generation of current income, within the context of preservation of capital. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

VALUATION OF SECURITIES

All investments in securities are recorded at their estimated fair value, as described in Note 2.

FEDERAL INCOME TAXES

The Company’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Company also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes. The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes. Also, due to the timing of dividend distributions, the year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund. Permanent book and tax basis differences, if any, result in reclassifications to certain components of net assets. Any such reclassifications have no effect on net assets, results of operations or net asset value (“NAV”) per share.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Nature of Business and Summary of Significant Accounting Policies (continued)

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The tax returns of the Company for the prior three years are open for examination.

SECURITY TRANSACTIONS AND RELATED INCOME

Security transactions are accounted for on the trade date, the day securities are purchased or sold. Realized gains and losses from securities transactions are reported on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders are determined in accordance with Federal income tax regulations and recorded on the ex-dividend date. The Fund intends to distribute all of its net investment income, if any, as dividends to its shareholders on an annual basis. The Fund intends to distribute all of its capital gains, as dividends to its shareholders on an annual basis. Distributions from net investment income and capital gains are generally declared and paid annually in December. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or capital gains may differ from their ultimate treatment for Federal income tax purposes.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OPTION WRITING

To generate additional income or hedge against a possible decline in the value of securities it holds, the Fund may write covered call options and write put options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Nature of Business and Summary of Significant Accounting Policies (continued)

determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The objective, as stated above, is to hedge against a possible decline in the value of securities it holds or to generate additional income when certain securities are locked in a trading range. With regards to hedging against a possible decline, the Fund may sell covered calls with strike prices below the price of a security at the time of writing the call. Regarding additional income, the Fund may sell calls on certain securities that are within a trading range, generally selling calls on securities where the strike prices are above the fair value price of the subject security.

NEW ACCOUNTING PRONOUNCEMENTS AND RULE ISSUANCES

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

COMMITMENTS

On February 23, 2018, the Fund executed an agreement to invest in LLR Equity Partners V, L.P., a limited partnership. The capital commitment of this investment is $1,000,000. The remaining commitment as of March 31, 2022, is $80,000 and distributions subject to recall total $124,692.

On March 15, 2019, the Fund executed an agreement to invest in LRVHealth, L.P., a limited partnership. The capital commitment of this investment is $500,000. The remaining commitment as of March 31, 2022, is $212,500.

On May 4, 2021, The Fund executed an agreement to invest in RCP Select Capital Fund, L.P., a limited partnership. The capital commitment of this investment is $500,000. The remaining commitment as of March 31, 2022, is $100,000.

Note 2 – Securities Valuation

The Company’s Board of Directors (the “Board”) has adopted methods for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Company’s investment advisor, Concorde Financial Corporation d/b/a Concorde Investment Management (“Concorde” or the “Advisor”) to apply those methods in making fair value determinations. All fair value determinations made by the Advisor are subject to oversight by the Board.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 2 – Securities Valuation (continued)

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value in accordance with U.S. GAAP and requires disclosure about fair value measurements. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. The three levels of inputs are as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments in active markets, interest rates, credit risk, yield curves, default rates and similar data.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use in valuing the asset or liability at the measurement date and would be based on the best available information.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, usually common stocks, foreign issued common stocks, exchange traded funds (“ETFs”), real estate investment trusts (“REITs”), royalty trusts, master limited partnerships and preferred stocks traded on a national securities exchange are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 2 – Securities Valuation (continued)

Mutual Funds – Mutual funds, including open and closed-end funds, are generally priced at the ending NAV provided by the service agent of the mutual funds and are categorized in Level 1 of the fair value hierarchy.

Investment Funds – Investment funds that are private funds can be difficult to value, particularly to the extent that their underlying investments are not publicly traded. In the event a private fund does not report a value to the Fund on a timely basis, the Advisor, acting under the Board’s supervision and pursuant to policies implemented by the Board, will determine the fair value of the Fund’s investment based on the most recent NAV reported by the private fund, as well as any other relevant information available at the time the Fund values its investments. It is anticipated that fair value, portfolio holdings and other value information of the private funds could be available on no more than a semi-annual basis, with up to a 90 day lag. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular investment fund, the Advisor will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the NAV reported by the private fund at the time of valuation or to adjust the value to reflect a premium or discount. Certain investment funds may include adjustments made subsequent to period end related to subsequent valuation information obtained. Therefore, the net assets and NAV reflected for financial statement purposes may differ from the reported NAV of the Fund as of March 31, 2022. Investment funds are categorized in Level 3 of the fair value hierarchy unless measured at fair value using the NAV per share (or its equivalent), in which case, practical expedient is used for private funds and are not categorized in the fair value hierarchy.

Debt Securities – Bonds, notes, and U.S. government obligations are valued at an evaluated bid price obtained from an independent pricing service that uses a matrix pricing method or other analytical models. Demand notes are valued at amortized cost, which approximates fair value. These securities will generally be categorized in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by an independent pricing service that uses a matrix pricing method or other analytical models. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Derivative Instruments – Listed derivatives, including options, rights, and warrants that are actively traded are valued based on quoted prices from the exchange.  If there is no such reported sale on the valuation date, the mean between the highest bid and lowest asked quotations at the close of the exchanges will be used. These securities will generally be categorized in Level 1 of the fair value hierarchy.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 2 – Securities Valuation (continued)

As a general matter, the fair value of the Fund’s interest in investment funds that are private funds (“Non-Traded Funds”), will represent the amount that the Fund could reasonably expect to receive from the Non-Traded Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Investments in Non-Traded Funds are recorded at fair value, using the Non-Traded Fund’s net asset value as a practical expedient. Based on guidance provided by FASB, investments for which fair value is measured using the NAV practical expedient are not required to be categorized in the fair value hierarchy. In the event a Non-Traded Fund does not report a value to the Fund on a timely basis, the Advisor, acting under the Board’s supervision and pursuant to policies implemented by the Board, will determine the fair value of the Fund’s investment based on the most recent value reported by the Non-Traded Fund, as well as any other relevant information available at the time the Fund values its investments. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular investment fund, the Advisor will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the NAV reported by the Non-Traded Fund at the time of valuation or to adjust the value to reflect a fair value.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued at fair value as determined in good faith following procedures approved by the Board. Factors used in determining fair value vary by investment type and may include: trading volume of security and markets, value of other like securities and news events with direct bearing to security or market. Depending on the relative significance of the valuation inputs, these securities may be categorized in either Level 2 or Level 3 of the fair value hierarchy.

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on the Funds’ investments in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Board.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 2 – Securities Valuation (continued)

Additional information on each illiquid restricted security held by the Fund on March 31, 2022 is as follows:

	Initial	Shares/			% of
	Acquisition	Capital			Net
Security	Date	Contributions	Cost	Fair Value	Assets
LLR Equity Partners V, L.P.	March 14, 2018	920,000	$818,583	$1,143,457	2.85%
PIMCO Flexible Credit Income
Fund – Institutional Class	March 15, 2018	47,619	500,000	422,861	1.05
Pioneer ILS Interval Fund	August 27, 2018	117,583	1,140,000	981,816	2.46
LRVHealth, L.P.	July 16, 2019	312,500	280,799	398,862	0.99
Moran Tice 20:20 Fund, L.P.	July 31, 2020	250,000	250,000	265,843	0.66
SPAC Opportunity Partners,	March 24,2021	1,000,000	1,000,000	989,408	2.47
RCP Select Capital Fund, L.P.	June 7, 2021	400,000	400,000	400,000	1.00
			$4,389,382	$4,602,247	11.48%

The following table summarizes the inputs used to value the Fund’s investments measured at fair value as of March 31, 2022.

	Practical				Total
Investments – Assets:	Expedient*	Level 1	Level 2	Level 3	Fair Value
Common Stocks**	$—	$23,232,151	$—	$—	$23,232,151
Preferred Stock**	—	258,030	—	—	258,030
Exchange Traded Funds	—	3,152,445	—	—	3,152,445
Closed-End Funds	—	1,404,677	—	—	1,404,677
Open-End Funds	—	733,153	—	—	733,153
Private Funds	3,197,570^	—	—	—	3,197,570
REITs**	—	898,450	—	—	898,450
Corporate Bonds**	—	—	1,033,736	—	1,033,736
U.S. Government Obligations	—	—	1,989,141	—	1,989,141
U.S. Treasury Bill	—	—	996,770	—	996,770
Money Market Funds	—	2,561,176	—	—	2,561,176
Total Investments	$3,197,570	$32,240,082	$4,019,647	$—	$39,457,299
Other Financial Instruments – Liabilities:
Written Options	$—	$(15,795)	$(5,890)	$—	$(21,685)

*
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts present in the schedule of investments.

**	See Schedule of Investments for industry classifications.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 2 – Securities Valuation (continued)

	Withdrawals	Redemption	Investment	Investment	Lock Up
^Security	Permitted	Notice Period	Objective	Strategy	Period
LLR Equity	No	Not	Capital	Diversified portfolio of	Not
Partners V, L.P.		Applicable	Appreciation	equity investments in	Applicable
lower middle market growth
companies primarily focused
on software and services.

LRVHealth, L.P.	No	Not	Capital	Non-diversified portfolio of	Not
		Applicable	Appreciation	insurance-linked securities.	Applicable
Moran Tice 20:20	Yes	30 days	Value	Diversified portfolio of	None
Fund L.P.				investments the Investment
Manager believes will be
influenced by macro-economic
trends and/or
event-driven situations.

SPAC Opportunity	Yes	93 days	Capital	Diversified portfolio of	2 years
Partners, LLC - Class A			Appreciation	special purpose acquisition
companies, or “SPACs”.

RCP Select Capital	No	Not	Total	Diversified portfolio of	Not
Fund, L.P.		Applicable	Return	ground-up development,	Applicable
value-add and income
producing real estate projects
and real estate financings
the Investment Manager
expects to achieve high
internal rates of return.

(1)
Up to 5% of the Fund’s net asset value per quarter via tender offer.  The tender offer is subject to board approval and not a guarantee of future liquidity. A 2% early repurchase fee will be imposed for repurchases made within one year of investment.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 2 – Securities Valuation (continued)

LEVEL 3 RECONCILIATION DISCLOSURE

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Closed-End Funds	Open-End Funds	Total
Balance as of September 30, 2021	$1,011,212	$378,929	$1,390,141
Accrued discounts/premiums	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	(29,396)	(21,560)	(50,956)
Purchases	—	—	—
(Sales)	—	—	—
Transfer in and/or (out) of Level 3	(981,816)	(357,369)	$(1,339,185)
Balance as of March 31, 2022	$—	$—	$—
Change in unrealized appreciation/
depreciation during the period for Level 3
investments held at March 31, 2022	$(29,396)	$(21,560)	$(50,956)

The Level 3 investments as of March 31, 2022 represented 0.00% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.

Note 3 – Derivative Instruments

The average monthly value outstanding of options written during the period ended March 31, 2022 for the Fund was $11,293.

The following is a summary of the effect of derivative instruments on the Fund’s Statements of Assets and Liabilities as of March 31, 2022:

	Asset Derivatives,	Liability Derivatives,
Equity Risk Contracts	Investments, at value	Written Options, at value
Written Options	$ —	$14,891

The following is a summary of the effect of derivative instruments on the Fund’s Statements of Operations as of March 31, 2022:

	Realized	Change in Unrealized
Equity Risk Contracts	Gain (Loss)	Appreciation (Depreciation)
Written Options	$66,110	$(9,592)

Note 4 – Investment Transactions

Purchases and sales of investment securities, excluding U.S. government obligations and short-term investments, for the Fund during the six month period ended March 31, 2022, were $3,907,452 and $2,206,400, respectively.

Purchases and sales of U.S. government obligations for the Fund during the six months ended March 31, 2022, were $2,025,313 and $2,208,391, respectively.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 5 – Principal Risks

The Fund in the normal course of business makes investments in financial instruments and derivatives where the risk of potential loss exists due to changes in the market (market risk), or failure or inability of the counterparty to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks.

American Depositary Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Convertible Securities Risk. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but they are subordinated to any senior debt securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Counterparty Risk. When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a derivatives counterparty declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions.

Credit Risk. In connection with the Fund’s investments in fixed income securities, the value of the Fund may change in response to the credit ratings of the Fund’s portfolio securities. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security’s credit rating declines. Credit risk is the risk that the issuer of a bond will fail to make payments when due or default completely. If the issuer of the bond experiences an

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 5 – Principal Risks (continued)

actual or anticipated deterioration in credit quality, the price of the bond may be negatively impacted. The degree of credit risk depends on the financial condition of the issuer and the terms of the bond.

Novel Coronavirus “(COVID-19”) Risk. The global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Debt/Fixed Income Securities Risk. An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities. Interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Fund’s manager might wish to sell. Lower rated securities (“junk bonds”) are generally subject to greater risk of loss of your money than higher rated securities. Debt securities are also subject to prepayment risk when interest rates decrease. Prepayment risk is the risk that the borrower will prepay some or all of the principal owed to the issuer. If prepayment occurs, the Fund may have to replace the security by investing the proceeds in a less attractive security. Many debt securities utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR has come under pressure following manipulation allegations. If LIBOR in its current form does not survive or if an alternative index is chosen, the market value and/or liquidity of securities with distributions or interest rates based on LIBOR could be adversely affected.

Emerging Markets Risk. The Fund may invest in emerging markets, which may carry more risk than investing in developed foreign markets. Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector.

Equity and General Market Risk. Equities, such as common stocks, or other equity related investments are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s exit from the European Union, the trade dispute between the United States and China, the risk of trade disputes with other countries, the armed conflict between Russia and Ukraine and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time, and may negatively impact the financial markets.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 5 – Principal Risks (continued)

These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of fixed income or other securities held by the Fund and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. The risk environment remains elevated. The investment adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Exchange Traded Fund Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests, in addition to the Fund’s own fees and expenses.

Foreign Securities Risk. The Fund may invest in foreign securities and, if so, it will be subject to risks associated with foreign markets, such as adverse political, currency, social and economic developments; accounting standards or governmental supervision that are not consistent with that to which U.S. companies are subject; limited information about foreign companies; less liquidity in foreign markets; and less protection. In addition, policy and legislative changes in foreign countries and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), and the armed conflict between Russia and Ukraine, may contribute to decreased liquidity and increased volatility in the financial markets.

High Yield Risk. The Fund’s investment program permits it to invest in non-investment grade debt obligations, sometimes referred to as “junk bonds” (hereinafter referred to as “lower-quality securities”). Lower-quality securities are those securities that are rated lower than investment grade and unrated securities believed by the Advisor to be of comparable quality. Although these securities generally offer higher yields than investment grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be more speculative with respect to the issuer’s capacity to pay interest and repay principal.

Investments in Other Investment Companies Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in other investment companies.

LIBOR Risk. Since 2017, the United Kingdom’s Financial Conduct Authority has been working towards the cessation of LIBOR at the end of December 2021. In November 2020, though, the administrator of the U.S. Dollar LIBOR benchmarks, the ICE Benchmark Administration, extended the retirement date for most U.S. Dollar LIBOR rates until June 2023. Regulators and industry

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 5 – Principal Risks (continued)

working groups have suggested numerous alternative reference rates to LIBOR. Leading alternatives include Sonia in the United Kingdom, €STR in the European Union, Tonar in Japan, and in the U.S., the New York Fed has been working to develop the Secured Overnight Financing Rate (SOFR). Global consensus is still coalescing around the transition to a new reference rate and the process for amending existing contracts. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

Private Funds Risk. The sale or transfer of investments in private funds may be limited or prohibited by contract or law. Private funds are generally fair valued in good faith following procedures approved by the Board as they are not traded frequently. The Fund may be required to hold such positions for several years, if not longer, regardless of valuation, which may cause the Fund to be less liquid.

Private Placement Risk. The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs and REITs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued securities and other restricted securities will have the effect of increasing the level of Fund illiquidity to the extent that the Fund finds it difficult to sell these securities when the Advisor believes it is desirable to do so, especially under  adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair value of such securities for purposes of computing the NAV of the Fund.

Real Estate Investment Trust and Real Estate Risk. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 5 – Principal Risks (continued)

Security Selection Risk. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant deviation relative to its benchmarks.

Smaller and Medium Capitalization Company Risk. Securities of smaller and medium-sized companies may be more volatile and more difficult to liquidate during market downturns than securities of larger companies. Additionally, the price of smaller companies may decline more in response to selling pressures.

Style Risk. The Advisor generally follows an investing style that favors value investments. The value investing style may, over time, go in and out of favor. At time when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles. Investors should be prepared to tolerate volatility in Fund returns.

Note 6 – Investment Advisory Fees and Transactions with Affiliate

The Company has an Investment Advisory Agreement with Concorde to act as the Fund’s investment advisor. The Advisor provides the Fund with investment management and advisory services consistent with the Fund’s investment objectives, policies and restrictions, supervises the purchase and sale of investment transactions and administers the business and administrative operations of the Fund. For such services, for the six months ended March 31, 2022, Concorde received an annual fee of 0.80% of the Fund’s average daily net assets, computed daily and paid on a monthly basis. The investment advisory fee was $160,029 for the six months ended March 31, 2022, of which $27,157 was payable at March 31, 2022. Certain officers and directors of the Company are also officers and directors of Concorde.

Note 7 – Service Organizations

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), provides the Fund with administrative, fund accounting, and transfer agent services. U.S. Bank, N.A., (“USB”) an affiliate of Fund Services, serves as the Fund’s custodian. Fees incurred by the Fund to Fund Services and USB during the six months ended March 31, 2022, were $47,341 and $5,585, respectively, of which $15,245 and $3,177, respectively, were payable at March 31, 2022.

The Company has an administrative agreement with National Financial Services, LLC (“NFS”). The agreement provides for monthly payments by the Fund to NFS for providing certain shareholder services (sub-transfer agent fees). Sub-transfer agent fees incurred by the Fund to NFS for the six months ended March 31, 2022 were $23,493, of which $3,766 was payable at March 31, 2022.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 8 – Federal Tax Information

At September 30, 2021, the Fund’s most recent fiscal year end, the Fund’s investments and components of total distributable earnings on a tax basis were as follows:

Federal Tax Cost of Investments	$28,330,342
Gross Tax Unrealized Appreciation	$11,466,124
Gross Tax Unrealized Depreciation	(818,128)
Net Tax Unrealized Appreciation	10,647,996
Undistributed Ordinary Income	45,728
Undistributed Long-Term Gains	840,883
Other Accumulated Gain	7,096
Total Distributable Earnings	$11,541,703

The difference between book-basis and tax-basis net unrealized appreciation is primarily attributable to the realization for tax purposes of the unrealized gains on an investment in a passive foreign investment company and adjustments to reduce the tax basis of investments in partnerships.

At September 30, 2021, the Fund’s fiscal year end, the Fund had no tax basis capital loss carryovers to offset future capital gains.  The Fund did not utilize a capital loss carryover during the year ended September 30, 2021, the Fund’s fiscal year end. The Fund had no late year loss deferrals and no post-October loss.

The tax character of distributions paid during the six months ended March 31, 2022 and year ended September 30, 2021 was as follows:

	Six Months Ended
	March 31, 2022
	(Unaudited)	September 30, 2021
Ordinary income(1)	$587,918	$364,457
Long-term capital gain	840,894	687,020
	$1,428,812	$1,051,477

(1)	Ordinary income includes short-term capital gains.

Note 9 – Subsequent Events

Management has evaluated the Fund’s events and transactions that occurred subsequent to March 31, 2022, through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities, please call (972) 701-5400 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.

PROXY VOTING RECORDS

Information on how the Fund voted proxies relating to portfolio securities during the twelve-month period ending June 30 is available without charge, upon request, by calling (972) 701-5400.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters as an exhibit to its report on Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling (972) 701-5400. Furthermore, you can obtain the Fund’s complete schedule of portfolio holdings on the SEC’s website at http://www.sec.gov.

HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-294-1699 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

FEDERAL TAX DISTRIBUTION INFORMATION

The Fund has designated 91.67% of the dividends declared from net investment income during the year ended September 30, 2021, as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.  Additionally, for corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2021 was 86.25%.

FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual Funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended March 31, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or exchange fees.  While the Fund does not currently assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense tables.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During Period* –
	Value – 10/1/21	Value – 3/31/22	Six Months Ended 3/31/22
Actual	$1,000.00	$1,053.80	$7.12
Hypothetical
(5% return before expenses)	$1,000.00	$1,018.00	$6.99
______________
*
Expenses are equal to the Fund’s annualized expense ratio of 1.39%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period ended March 31,2022).

 (This Page Intentionally Left Blank.)

INVESTMENT ADVISOR
Concorde Investment Management
8383 Preston Center Plaza
Suite 360
Dallas, Texas 75225

OFFICERS
Gary B. Wood, Ph.D.
President
Gregory B. Wood
Treasurer
John A. Stetter
Secretary

DIRECTORS
William Marcy, P.E., Ph.D.
Harold E. Schneider
Gary B. Wood, Ph.D.

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
doing business as
  U.S. Bank Global Fund Services
Mutual Fund Services, 3rd Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Brad A. Kinder, CPA
815 Parker Square
Flower Mound, Texas 75028

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

TELEPHONE
(972) 701-5400
(Fund information)
(800) 294-1699
(Shareholder account information)

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable for semi-annual reports.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Concorde Funds, Inc.

By (Signature and Title)* /s/ Gary B. Wood
  Gary B. Wood, President/Principal Executive Officer

Date    6/2/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gary B. Wood
  Gary B. Wood, President/Principal Executive Officer

Date    6/2/2022

By (Signature and Title)*  /s/ Gregory B. Wood
Gregory B. Wood, Treasurer/Principal Financial Officer

Date    6/1/2022